May 4, 2004

DREYFUS MASSACHUSETTS TAX
EXEMPT BOND FUND

Supplement to Prospectus
dated October 1, 2003

At a meeting of the Board of Trustees of
Dreyfus Massachusetts Tax Exempt Bond Fund
(the “Fund”) held on April 28, 2004, the Board
approved, subject to shareholder approval, an
Agreement and Plan of Reorganization (the
“Plan”) between the Fund and Dreyfus Premier
State Municipal Bond Fund — Massachusetts
Series (the “Acquiring Fund”). The Plan provides
for the transfer of the Fund’s assets to the
Acquiring Fund in a tax-free exchange for shares of
the Acquiring Fund and the assumption by the
Acquiring Fund of the Fund’s stated liabilities, the
distribution of shares of the Acquiring Fund to
Fund shareholders and the subsequent termina-
tion of the Fund (the “Reorganization”).
It is currently contemplated that holders of
Fund shares as of July 1, 2004 (the “Record Date”)
will be asked to approve the Plan on behalf of the
Fund at a special meeting of shareholders to be
held on or about September 8, 2004. If the Plan is
approved, the Reorganization will become effective
on or about September 22, 2004.
A Prospectus/Proxy Statement with respect to
the proposed Reorganization will be mailed prior
to the meeting to Fund shareholders as of the
Record Date.The Prospectus/Proxy Statement will
describe the Acquiring Fund and other matters.
Investors may obtain a free copy of the Prospectus
of the Acquiring Fund by calling 1-800-554-4611.
0267s0504